UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04893

THE TAIWAN FUND, INC.

(Exact name of registrant as specified in charter)

C/O STATE STREET BANK AND TRUST COMPANY,
ONE LINCOLN STREET, P.O. BOX 5049,
BOSTON, MA 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
State Street Bank and Trust Company Attention: Brian F. Link Secretary 100 Summer Street SUM0703 Boston, MA 02111	Leonard B. Mackey, Jr., Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019-6131

Registrant’s telephone number, including area code: 1-877-864-5056

Date of fiscal year end: August 31

Date of reporting period: August 31, 2016

Item 1. Report to Stockholders.

Chairman’s Statement

Dear Stockholders,

Market concerns regarding the slowdown in China and its negative impact on global growth as referred to in the Company’s Semi-Annual Report receded to some extent, with Taiwan equities gaining 18.5% in the year to August 31, 2016. The gains arose mainly as a result of an increase in confidence following a rise in the price of oil and growth in exports of goods and services, particularly electronics. In addition government measures throughout the period continued to support the market and buyers have returned to the emerging market sector. Domestically, the newly elected Democratic Progressive Party has so far provided a smooth transition into power with a stable approach taken to the cross-Straits relationship.

The Fund’s net asset value increased by 18.3%1, a slight underperformance of 0.2% when compared to its benchmark, the TAIEX Total Return Index, which increased by 18.5% over the same period. As detailed in the Investment Management Report, factors that attributed to the Fund’s underperformance included an overweight position in the textiles sector.

There were some changes in the composition of the Board during the year with the resignation of Lawrence Kudlow and the addition of Prof. Shelley Rigger who was planned to replace Mr. M. Christopher Canavan, Jr., who retired as a director after 13 years of service. On behalf of the Board, I thank Chris for his dedicated service.

At the Company’s Annual Stockholders Meeting on April 19, 2016 Mr. Chih T. Cheung and I were not re-elected as directors by stockholders. Mr. Cheung resigned following the board meeting that

Note

[1]

Total investment return at net asset value (“NAV”) is based on changes in the NAV of Fund shares and assumes investment of dividends and distributions. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions at actual prices pursuant to the Fund’s dividend reinvestment program.

day. In order to assist in the transition it was agreed that I would remain as Chairman until the conclusion of the Board’s meeting in October 2016 when Mr. William Kirby was appointed as my successor.

Over the year ended August 31, 2016, the Share Repurchase Program Committee has met on three occasions to discuss discount management. During the financial year the Fund’s shares have traded at an average discount of 12.4%. The discount on August 31, 2016 was 14.4%. On occasions when the discount at which the Fund’s shares trade has exceeded 9% for sustained periods of trading, the Board’s Share Repurchase Program Committee has formally considered repurchasing shares under its Discount Management Policy (the ‘Policy’). To date shares have not been repurchased due to the prevailing market conditions, in particular the extreme levels of volatility, leading to the conclusion that share repurchases would not have any material effect on the share price and would not enhance shareholder value.

The Board will review the effectiveness of the Fund’s Policy and continue to monitor the Fund’s share discount rate and consider repurchasing shares when thought appropriate.

I thank you for your support of the Fund over my 30 years as director and four years as chairman and wish the Fund and its stockholders great success in the future.

Sincerely,

Joe O. Rogers
Chairman

Report of the Investment Manager

Fiscal Year 2016

Market Review

Taiwan equities were one of the best performing markets in Asia for the 12 months ended August 31, 2016. During that period the TAIEX Total Return Index (“TAIEX”) gained 18.5% in US Dollar terms. The semiconductor, oil, gas & electricity and electric & machinery sectors outperformed most, with only the textiles and shipping & transportation sectors delivering negative returns over the period.

During this period, the market was quite volatile, driven by external events such as sharp corrections in the China equity market at the beginning of 2016, potential Federal Reserve Bank (the “Fed”) rate hikes and Brexit, as well as domestically oriented developments such as the presidential election and an uncertain outlook for the technology sector. A challenging environment for exports stemming from weak global demand, as well as heavy competition from China and Korea for technology, have been headwinds for growth. However, after three consecutive quarters of decline in real Gross Domestic Product (“GDP”) growth, the economy grew 0.7% year-over-year in the June quarter. Taiwan’s Central Bank of China (“CBC”) has also cut the discount rate four times since September 2015 to 1.375% to maintain accommodative monetary conditions and to foster economic growth.

In July, the TAIEX closed above the 9,000 level for the first time since July 2015. It stayed above the level for the last month of the review period as investors anticipate the next Fed rate hike and with 2Q16 results generally meeting soft expectations. Taiwan’s latest dataflow has consistently pointed to some decent recovery in export and manufacturing activity around mid-year, reflecting a near term boost to tech production upon the upcoming new smartphone cycle, coupled with Apple, Inc.’s positive outlook for the third quarter of 2016.

Portfolio activity

The Fund’s overweight positions in the electric & machinery and other electronic sectors were the biggest contributors to performance for the 12 months ended August 31, 2016. Auto part suppliers were among the biggest contributors, thanks to their quality consistency, cost competitiveness and production flexibility. The Fund’s positions in Tung Thih Electronic Co., Ltd. (supplier of sensing and camera systems), Hota Industrial Manufacturing Co., Ltd. (supplier of automotive drivetrain parts), Iron Force Industrial Co., Ltd. (supplier of metal parts for passive safety systems) and AirTAC International Group (supplier of pneumatic controls) all added to performance. We believe that the exposure to the Chinese market provides support for the growth prospects of these quality auto parts makers, benefitting from a cyclical lift there, as well as the secular trends towards Advanced Driver Assistance Systems (ADAS) and electrification adoption. Growth hardware technology names also helped returns during this period. Silicon Motion Technology continued to do well and raise guidance on better-than-expected solid state drive (SSD) adoption rates. Largan Precision Co., Ltd. also rose on improved outlook for increased adoption of dual lens camera in smartphones, especially in the Apple iPhone, which provides a big volume uplift for its largest lens supplier.

Meanwhile, the textile sector was the biggest detractor from returns, driven by the Fund’s overweight holdings in Eclat Textile Co., Ltd., Makalot Industrial Co., Ltd. and Toung Loong Textile Manufacturing Co., Ltd. This sector is generally experiencing slow growth but also a transition to functional sportswear. Companies with sound growth strategy, including migrating production bases to low-cost countries, strengthening client relationship with services and R&D, and improving efficiency through automation and faster supply chain turnaround, should benefit in the long term. Retailers broadly, however, were impacted by tepid customer orders as global demand remained weak. Eclat Textile Co., Ltd. remains our preferred name among the textile manufacturers given better growth prospects and higher technology entry barriers to new innovations. The semiconductor sector also negatively impacted returns, attributable primarily to the Fund’s underweight positions in Taiwan Semiconductor Manufacturing Co., Ltd. (“TSMC”) and MediaTek, Inc., both chip manufacturing giants. Given TSMC’s heavy benchmark weighting and the the Fund’s 25% limit on investments in a single industry, the subsequent underweight position hurt performance as the company continued to execute and its share price pushed to all-time highs. We neutralized the previous underweight position in MediaTek, Inc. after a huge correction and improving company outlook but the stock lagged the market over this period on potential margin pressure. We also trimmed back on Apple supply chain exposure by reducing positions in Catcher Technology Co., Ltd. and Delta Electronics Inc. given an uncertain outlook and pricing pressure on component names.

There is no change to the strategy, though we have made some stock specific trades over this period, and we continue to focus on quality companies with strong growth profiles. We prefer consumer discretionary growth names with sustainable franchises. These would include the sportswear and auto parts sector. Given the weak overall demand for personal computers (PC), note books (NB), televisions (TV) and handsets, the Fund’s tech positions remain in cloud, internet of things (IOT), gaming and semi sector. We also continue to underweight telecommunications, basic materials and financials.

Market Outlook

The global macroeconomic environment remains the key market risk, following the Brexit vote. However, the Taiwan market could be relatively defensive, supported by companies’ strong free cash flow and an average 3.9% potential dividend yield (as of end August). Earnings momentum should improve on a sequential basis in the next one to two quarters. The low interest rate environment should provide ample liquidity to Taiwan’s equity market. Against the backdrop of stabilising corporate earnings downgrades, companies with long-term secular growth opportunities should come back into favor.

Taiwan’s recent dataflow has generally pointed to some decent recovery in exports and manufacturing activity since May, reflecting a near term boost in tech production based on a new smartphone cycle. Meanwhile, according to past experiences, such near term boost to tech activities related to new product cycles tends to be rather short-lived, lasting for about three to four months in general. As such, it will be important to watch for signs for potential peaking in tech production activity in the coming months.

About The Portfolio Manager (unaudited)

JF International Management, Inc.

Shumin Huang
Portfolio Manager, JPMAM Emerging Market & Asia Pacific Equities Team

Shumin Huang, Managing Director, is an Investment Manager and the Head of Research for Greater China equities within the Emerging Markets and Asia Pacific Equities team. Based in Hong Kong, she joined the firm in 2006 after eight years at Goldman Sachs, where she was managing director and head of the Asia-Pacific Energy and Chemicals team. She began her career with UBS Taiwan in 1992 as a research analyst in steel and financials, after which she transferred to Hong Kong as director and head of Asia-Pacific chemicals research. Shumin obtained a B.S. in Business Administration from the National University of Taiwan and an M.B.A. from London Business School.

Investment Adviser

The Fund’s investment adviser is JF International Management Inc.

JF International Management Inc. (“JFIMI”) was incorporated in the British Virgin Islands in 1992 and has had a branch in Hong Kong since July 1992. It is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended and is licensed by the Securities and Futures Commission in Hong Kong to conduct Type 4 (advising on securities) and Type 9 (asset management) regulated activities. JFIMI’s registered address is Palm Grove House, P.O. Box 438, Road Town, Tortola, British Virgin Islands and its principal address in Hong Kong is 19th Floor and 21st Floor, Chater House, 8 Connaught Road Central, Hong Kong. JFIMI belongs to a group of companies operating under the name of J.P. Morgan Asset Management (“JPMAM”), the brand name of the global group of asset management companies belonging to JPMorgan Chase & Co. JPMorgan Chase & Co. is the ultimate parent company of JFIMI. JPMAM has assets under management totalling US$ 1.69 trillion (as at June 30, 2016).

Portfolio Snapshot*

Top Ten Equity Holdings		Top Ten Equity Holdings
Holdings as of August 31, 2016%		Holdings as of August 31, 2015%
Taiwan Semiconductor Manufacturing Co., Ltd.	9.7	Taiwan Semiconductor Manufacturing Co., Ltd.	8.9
Largan Precision Co., Ltd.	5.7	Hon Hai Precision Industry Co., Ltd.	5.9
Hon Hai Precision Industry Co., Ltd.	3.7	Largan Precision Co., Ltd.	4.3
Eclat Textile Co., Ltd.	3.3	Cathay Financial Holding Co., Ltd.	3.9
Ennoconn Corp.	3.3	Catcher Technology Co., Ltd.	3.6
Cathay Financial Holding Co., Ltd.	3.2	Fubon Financial Holding Co., Ltd.	3.5
Fubon Financial Holding Co., Ltd.	3.0	Pegatron Corp.	3.4
Delta Electronics, Inc.	2.9	Eclat Textile Co., Ltd.	3.2
Wistron NeWeb Corp.	2.8	Uni-President Enterprises Corp.	2.9
Uni-President Enterprises Corp.	2.5	Advanced Semiconductor Engineering, Inc.	2.9

Top Ten Industry Weightings		Top Ten Industry Weightings
Weightings as of August 31, 2016%		Weightings as of August 31, 2015%
Semiconductor	22.3	Semiconductor	18.4
Financial and Insurance	9.4	Financial and Insurance	10.7
Textile	8.7	Textile	9.9
Technology Hardware	6.6	Electrical Components	9.4
Optoelectronics	5.7	Electronic Parts/Components	8.1
Electronic Parts/Components	5.1	Technology Hardware	5.7
Electrical Components	4.4	Optoelectronics	4.3
Machinery	4.2	Auto Components	4.3
Computer and Peripheral Equipment	3.9	Diversified Finance Services	3.6
Building Material and Construction	3.6	Plastic	3.2

*	Percentages based on net assets.

Industry Allocation

Industry Allocation (as a percentage of net assets)

Computer and Peripheral Equipment Industry 3.9%
Machinery Industry 4.2%
Building Material and Construction Industry 3.6%
Electrical Components Industry 4.4%
Other Industries 24.5%
Other Assets and Liabilities, Net 1.6%
Electronic Parts/ Components Industry 5.1%
Optoelectronics Industry 5.7%
Technology Hardware Industry 6.6%
Textile Industry 8.7%
Semiconductor Industry 22.3%
Financial and Insurance Industry 9.4%

Fund holdings are subject to change and percentages shown above are based on net assets as of August 31, 2016. The pie chart illustrates the allocation of the investments by industry. A complete list of holdings as of August 31, 2016 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings and industry allocation can be found on our website, www.thetaiwanfund.com. You may also obtain updated holdings by calling 1-877-864-5056.

Schedule of Investments/August 31, 2016 (Showing Percentage of Net Assets)

	Shares	US $ Value (Note 2)
COMMON STOCKS – 98.4%
CONSUMER DISCRETIONARY — 18.1%
Auto Components Industry — 3.3%
Hota Industrial Manufacturing Co., Ltd.	705,000	3,654,922
Macauto Industrial Co., Ltd.	279,000	1,675,029
		5,329,951
Auto Parts & Equipment Industry — 2.1%
Tung Thih Electronic Co., Ltd.	221,000	3,371,015

Healthcare Industry — 1.0%
Nan Liu Enterprise Co., Ltd.	360,000	1,718,851

Household Appliances Industry — 0.8%
Basso Industry Corp.	369,000	1,308,284

Leisure Time Industry — 0.6%
KMC Kuei Meng International, Inc.	273,298	960,361

Multiline Retail Industry — 1.6%
Poya Co., Ltd.	154,352	2,308,190
Taiwan FamilyMart Co., Ltd.	43,000	306,944
		2,615,134
Textile Industry — 8.7%
Eclat Textile Co., Ltd.	427,356	5,414,258
Feng TAY Enterprise Co., Ltd.	447,120	2,127,767
Taiwan Paiho Ltd.	1,385,000	3,985,141
Toung Loong Textile Manufacturing Co., Ltd.	819,000	2,684,357
		14,211,523
TOTAL CONSUMER DISCRETIONARY		29,515,119

ELECTRONICS — 22.9%
Communications and Internet Industry — 2.8%
Wistron NeWeb Corp.	1,511,090	4,547,962

Computer and Peripheral Equipment Industry — 2.9%
Advantech Co., Ltd.	297,000	2,428,940
Inventec Co., Ltd.	3,034,000	2,251,799
		4,680,739
Electronic Parts/Components Industry — 1.4%
King Slide Works Co., Ltd.	189,000	2,308,110

Optoelectronics Industry — 5.7%
Largan Precision Co., Ltd.	83,000	9,312,176

ELECTRONICS — (continued)
Semiconductor Industry — 10.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	2,828,000	15,686,107
Win Semiconductors Corp.	333,000	668,508
		16,354,615
TOTAL ELECTRONICS		37,203,602

FINANCE — 10.9%
Diversified Finance Services Industry — 1.5%
E. Sun Financial Holding Co., Ltd.	4,198,100	2,361,642

Financial and Insurance Industry — 9.4%
Cathay Financial Holding Co., Ltd.	4,064,600	5,136,713
China Life Insurance Co., Ltd.	2,982,000	2,640,809
Fubon Financial Holding Co., Ltd.	3,468,000	4,907,367
Yuanta Financial Holding Co., Ltd.	7,398,000	2,622,949
		15,307,838
TOTAL FINANCE		17,669,480

FOODS — 2.5%
Food Industry — 2.5%
Uni-President Enterprises Corp.	2,162,995	4,090,062
TOTAL FOODS		4,090,062

INDUSTRIALS — 10.3%
Airlines Industry — 0.3%
Aerospace Industrial Development Corp.	373,000	525,460

Building Material and Construction Industry — 1.9%
Nien Made Enterprise Co., Ltd.	274,000	3,108,681

Electrical Components & Equipment Industry — 0.8%
Voltronic Power Technology Corp.	78,818	1,219,635

Electrical Components Industry — 3.1%
Delta Electronics, Inc.	904,155	4,701,646
Pegatron Corp.	135,000	326,326
		5,027,972
Machinery Industry — 4.2%
Airtac International Group	357,000	2,666,488
Hiwin Technologies Corp.	265,200	1,370,694
Iron Force Industrial Co., Ltd.	401,976	2,856,734
		6,893,916
TOTAL INDUSTRIALS		16,775,664

The accompanying notes are an integral part of the financial statements.

Schedule of Investments/August 31, 2016 (Showing Percentage of Net Assets) (concluded)

	Shares	US $ Value (Note 2)
INFORMATION TECHNOLOGY — 25.9%
Computer and Peripheral Equipment Industry — 1.0%
Chunghwa Precision Test Tech Co., Ltd.	20,000	661,824
Innolux Corp.	2,996,000	1,057,506
		1,719,330
Electrical Components Industry — 1.3%
Au Optronics Corp.	2,888,000	1,137,707
Sinbon Electronics Co., Ltd.	462,815	1,057,471
		2,195,178
Electronic Parts/Components Industry — 3.7%
Hon Hai Precision Industry Co., Ltd.	2,163,872	6,001,189

Semiconductor Equipment Industry — 1.1%
Silergy Corp.	114,000	1,728,116

Semiconductor Industry — 12.2%
Advanced Semiconductor Engineering, Inc.	3,023,000	3,715,573
ASPEED Technology, Inc.	238,164	2,870,983
Epistar Corp. *	1,341,000	972,030
Himax Technologies, Inc. ADR	130,000	1,380,600
MediaTek, Inc.	336,000	2,642,001
Powertech Technology, Inc.	804,000	2,098,019
Realtek Semiconductor Corp.	1,003,000	4,014,466
Silicon Motion Technology Corp. ADR	34,000	1,716,320
Siliconware Precision Industries Co., Ltd.	296,000	441,708
		19,851,700
Technology Hardware Industry — 6.6%
Catcher Technology Co., Ltd. *	118,000	847,891
Ennoconn Corp.	324,490	5,399,560
Micro-Star International Co., Ltd.	1,003,000	2,418,162
Primax Electronics Ltd.	1,441,000	2,050,429
		10,716,042
TOTAL INFORMATION TECHNOLOGY		42,211,555

MATERIALS — 4.9%
Building Material and Construction Industry — 1.7%
Taiwan Cement Corp.	2,461,000	2,811,530

Metals & Mining Industry — 0.9%
Yeong Guan Energy Technology Group Co., Ltd.	262,786	1,424,472

MATERIALS — (continued)
Plastic Industry — 2.3%
Formosa Chemicals & Fibre Corp.	833,000	2,163,193
Formosa Plastics Corp.	659,000	1,626,186
		3,789,379
TOTAL MATERIALS		8,025,381

WHOLESALE AND RETAIL — 2.9%
Oil Gas and Electricity Industry General Industry — 1.7%
Formosa Petrochemical Corp.	938,000	2,743,304

Trading and Consumers’ Goods Industry — 1.2%
President Chain Store Corp.	248,000	1,973,495
TOTAL WHOLESALE AND RETAIL		4,716,799

TOTAL COMMON STOCKS (Cost — $128,029,341)		160,207,662

TOTAL INVESTMENTS — 98.4% (Cost — $128,029,341)		160,207,662

OTHER ASSETS AND LIABILITIES, NET—1.6%		2,673,159

NET ASSETS—100.0%		162,880,821

Legend:

US $ – United States dollar

*	Non-income producing

ADR – American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES August 31, 2016
Assets:
Investments in securities, at value (cost $128,029,341) (Notes 2 and 3)		$160,207,662
Cash		550,237
Cash in New Taiwan dollars (cost $1,819,822)		1,817,607
Receivable for securities sold		1,629,210
Dividend receivable		894,134
Prepaid expenses		53,888
Total assets		165,152,738

Liabilities:
Payable for securities purchased	$1,856,221
Accrued management fee (Note 4)	121,528
Accrued directors’ and officers’ fees and expenses	12,331
Other payables and accrued expenses	281,837
Total liabilities		2,271,917

Net Assets		$162,880,821

Net Assets Consist of:
Paid in capital		$144,032,447
Accumulated undistributed net investment loss		(129,501)
Accumulated net realized loss on investments in securities and foreign currency		(13,192,525)
Net unrealized appreciation on investment in securities and foreign currency		32,170,400

Net Assets		$162,880,821

Net Asset Value, per share ($162,880,821/8,224,330 shares outstanding)		$19.80

STATEMENT OF OPERATIONS For the Year Ended August 31, 2016
Investment Income:
Dividends		$4,725,465
Less: Taiwan withholding tax (Note 2)		(901,315)
		3,824,150
Other income(a)		96,688
Total investment income		3,920,838

Expenses:
Management fees (Note 4)	$1,275,428
Directors’ and officers’ fees and expenses	441,166
Legal fees	296,784
Custodian fees	213,385
Administration and accounting fees	155,697
Audit fees	92,861
Taiwan stock dividend tax (Note 2)	74,844
Insurance fees	73,306
Compliance services fees	63,179
Stockholder communications	52,469
Delaware franchise tax	49,624
Transfer agent fees	21,818
Miscellaneous	90,083
Total expenses		2,900,644

Net Investment Income		1,020,194

Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments*	(5,071,247)
Foreign currency transactions	144,405
		(4,926,842)
Net change in unrealized appreciation (depreciation) on:
Investments	29,121,075
Foreign currency translations	24,145
		29,145,220
Net realized and unrealized gain		24,218,378
Net Increase in Net Assets Resulting From Operations		$25,238,572

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees.

*	Includes Taiwan security transaction tax of $434,743. See Note 2.

The accompanying notes are an integral part of the financial statements.

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2016	Year Ended August 31, 2015

Increase/(Decrease) in Net Assets
Operations:
Net investment income	$1,020,194	$578,499
Net realized loss on investments and foreign currency transactions	(4,926,842)	(17,296,745)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	29,145,220	(8,573,888)
Net increase (decrease) in net assets resulting from operations	25,238,572	(25,292,134)

Distributions to stockholders from:
Net realized gains	—	(21,648,222)
Total distributions to stockholders	—	(21,648,222)

Capital stock transactions (Note 5):
Reinvestment of distributions from net investment income and net realized gains	—	48,553
Total capital stock transactions	—	48,553
Increase (decrease) in net assets	25,238,572	(46,891,803)

Net Assets
Beginning of year	137,642,249	184,534,052
End of year	162,880,821	137,642,249
Accumulated undistributed net investment loss included in end of period net assets	$(129,501)	$(47,110,252)

The accompanying notes are an integral part of the financial statements.

Financial Statements (continued)

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding for the years indicated

	Year Ended August 31,
	2016		2015	2014 †	2013	2012

Selected Per Share Data
Net asset value, beginning of year	$16.74		$22.45	$19.30	$17.21	$20.20
Income from Investment Operations:
Net investment income(a)	0.12	(e)	0.07	0.08	0.13	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.94		(3.15)	3.07	1.96	(2.57)
Total from investment operations	3.06		(3.08)	3.15	2.09	(2.55)
Less Distributions to Stockholders from:
Net realized gains	—		(2.63)	—	—	(0.56)
Total distributions to stockholders	—		(2.63)	—	—	(0.56)
Capital Share Transactions:
Accretion (dilution) to net asset value, resulting from share repurchase program, tender offer or issuance of shares in stock dividend	—		0.00 (d)	—	—	0.12

Net asset value, end of year	$19.80		$16.74	$22.45	$19.30	$17.21

Market value, end of year	$16.96		$14.72	$20.24	$17.33	$15.58

Total Return
Per share net asset value(b)	18.34%		(13.02%)	16.32%	12.14%	(11.54%)
Per share market value(b)	15.22%		(15.16%)	16.79%	11.23%	(10.58%)
Ratio and Supplemental Data:
Net Assets, end of year (000s)	$162,881		$137,642	$184,534	$158,690	$154,594
Ratio of expenses before fee waiver(c)	2.05%		1.86%	1.80%	1.96%	1.65%
Ratio of expenses after fee waiver	2.05%		1.86%	1.80%	1.96%	1.61%
Ratio of net investment income	0.72	%(e)	0.37%	0.40%	0.72%	0.12%
Portfolio turnover rate	105%		92%	181%	14%	75%

(a)	Based on average shares outstanding during the period.
(b)

Total investment return at net asset value (“NAV”) is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. During the year ended August 31, 2012 the adviser reimbursed certain fund expenses. If the adviser had not reimbursed the Fund, the return would have been lower.

(c)

Expense ratio includes 20% tax paid on stock dividends received by the Fund. For the years ended August 31, 2016, 2015, 2014, 2013, and 2012, the Fund’s ratio of expenses before fee waiver and excluding taxes paid on stock dividends was 1.99%, 1.80%, 1.76%, 1.80%, and 1.58%, respectively.

(d)	Amount represents less than $0.005 per share.
(e)	Amount includes a non-recurring payment of a refund for over-billing of prior years’ custody out of pocket expense which amounted to $0.012 per share and 0.07% of average net assets.
†

As of February 22, 2014, Allianz Global Investors U.S. LLC (“AllianzGI”) succeeded Martin Currie Inc. as the Fund’s investment adviser. As of July 22, 2014, JFIMI succeeded Allianz Global Investors U.S. LLC as the Fund’s investment adviser.

The accompanying notes are an integral part of the financial statements.

Notes To Financial Statements August 31, 2016

1. Organization

The Taiwan Fund, Inc. (the “Fund”), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment fund.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services - Investment Companies.”

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to certain additional risks not typically associated with investing in securities of U.S. companies or the U.S. government, including (1) volatility of the Taiwan securities market, (2) restrictions on repatriation of capital invested in Taiwan, (3) fluctuations in the rate of exchange between the NT Dollar and the U.S. Dollar, and (4) political and economic risks. In addition, Republic of China accounting, auditing, financial and other reporting standards are not equivalent to U.S. standards and, therefore, certain material disclosures may not be made, and less information may be available to investors investing in Taiwan than in the United States. There is also generally less regulation by governmental agencies and self-regulatory organizations with respect to the securities industry in Taiwan than there is in the United States.

2. Significant Accounting Policies

The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates. Management has evaluated the impact of all events or transactions occurring after year end through the date these financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure. The following summarizes the significant accounting policies of the Fund:

Security Valuation. All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund’s net asset value per share or, if there were no sales on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). These securities are generally categorized as Level 1 securities in the fair value hierarchy. In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board of Directors (the “Board”) may prescribe. Foreign securities may be valued at fair value according to procedures approved by the Board if the closing price is not reflective of current market values due to trading or events occurring in the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. These securities may be categorized as Level 2 or Level 3 securities in the fair value hierarchy, depending on the valuation inputs. Short-term investments, having a maturity of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Notes To Financial Statements (continued) August 31, 2016

2. Significant Accounting Policies – continued

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

●

Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks^	$160,207,662	$—	$—	$160,207,662
Total	$160,207,662	$—	$—	$160,207,662

^	See schedule of investments for industry breakout.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s policy is to disclose transfers between Levels based on valuations at the end of the reporting period. As of August 31, 2016, there were no transfers between Levels 1, 2, or 3 based on the valuation input levels.

Repurchase Agreements. In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. As of August 31, 2016, the Fund was not participating in any repurchase agreements.

Foreign Currency Translation. The financial accounting records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments.

Forward Foreign Currency Transactions. A forward foreign currency contract (“Forward”) is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation on Forwards, if any, is included in the Statement of Assets and Liabilities and is carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of August 31, 2016 the Fund had no open Forwards.

Notes To Financial Statements (continued) August 31, 2016

2. Significant Accounting Policies – continued

Indemnification Obligations. Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Taxes. As a qualified Regulated Investment Company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment Company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on sales of equities and 0.1% on sales of mutual fund shares based on the transaction amount. Security transaction tax is embedded in the cost basis of each security and contributes to the realized gain or loss for the Fund. Security transaction taxes are not accrued until the tax becomes payable. During the fiscal year ended August 31, 2016, the Fund paid $434,743 in Taiwan security transaction tax on the sales of equities.

The Fund’s functional currency for tax reporting purposes is the New Taiwan dollar.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for prior three fiscal years. The Fund identifies its major tax jurisdictions as U.S. Federal, Delaware and Taiwan where the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Investment Income. Dividend income is recorded on the ex-dividend date; except, where the ex-dividend date may have passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund’s third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distributions to Stockholders. The Fund distributes to stockholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders may elect to have all cash distributions automatically reinvested in Fund shares. (See the summary of the Plan described later.) Unless the Board elects to make a distribution in shares of the Fund’s common stock, stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Notes To Financial Statements (continued) August 31, 2016

2. Significant Accounting Policies – continued

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Book and tax basis differences, if any, are primarily due to differing treatments for foreign currency transactions, net operating loss and post October capital and late year ordinary loss deferrals.

Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications between components of net assets. Accordingly, for the year ended August 31, 2016, the effects of certain differences were reclassified. The Fund decreased undistributed net investment loss by $45,960,557, decreased accumulated net realized loss by $3,917,476, and decreased paid in capital by $49,878,033.

Security Transactions. Security transactions are accounted as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

3. Purchases and Sales of Securities

For the year ended August 31, 2016, purchases and sales of securities, other than short-term securities, aggregated $150,045,053 and $145,709,021, respectively.

4. Management Fees and Other Service Providers

Management Fee. The Fund entered into an Investment Management Agreement (the “Agreement”) with an investment manager, JFIMI. Under the terms of the Agreement, JFIMI receives a fee for its services, computed daily and payable monthly in U.S. dollars, at the annual rate of 0.90% per annum of the value of the Fund’s average daily net assets up to and including $150 million of net assets; 0.80% per annum of the value of the Fund’s average daily net assets on the next $150 million of net assets; and 0.70% per annum of the value of the Fund’s average daily net assets in excess thereof.

For the period September 1, 2015 through August 31, 2016, the management fee was equivalent to an annual rate of 0.90% of weighted average net assets.

Administration Fees. State Street Bank and Trust Company (“State Street”) provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee at the annual rate of 0.11% of the Fund’s average daily net assets up to $150 million, 0.08% of the next $150 million, and 0.05% of those assets in excess of $300 million, subject to certain minimum requirements. The Fund also pays State Street $130,000 per year for certain legal administrative services, including corporate secretarial services and preparing regulatory filings. State Street also serves as custodian (the “Custodian”) to the Fund. For this service, the Fund pays State Street asset-based fees that vary according to the number of positions and transactions plus out of pocket fees.

Director’s and Officer’s Fees and Expenses. The Fund pays each of its directors who is not a director, officer or employee of the investment adviser an annual fee of $20,000 plus $2,500 for each Board meeting or Committee meeting attended in person or by telephone. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board meetings.

Notes To Financial Statements (continued) August 31, 2016

4. Management Fees and Other Service Providers – continued

Other Service Providers. Pursuant to a Compliance Services Agreement, Foreside Fund Officer Services, LLC (‘‘FFOS’’) provides the Fund with a Chief Compliance Officer. FFOS is paid customary fees for its services. Foreside Management Services, LLC (“FMS”) provides the Fund with a Treasurer. Neither FFOS, FMS, nor their employees that serve as officers of the Fund, have a role in determining the investment policies or which securities are purchased or sold by the Fund.

General. Certain officers of the Fund may also be employees of the aforementioned companies that provide services to the Fund, and during their terms of office, receive no compensation from the Fund.

5. Fund Shares

At August 31, 2016, there were 100,000,000 shares of $0.01 par value capital stock authorized, of which 8,224,330 were issued and outstanding.

For the year ended August 31, 2016, the Fund did not repurchase any shares of its common stock.

	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
Shares outstanding at beginning of year	8,224,330	8,221,259
Shares issued from reinvestment of distributions	—	3,071
Shares outstanding at end of year	8,224,330	8,224,330

6. Discount Management Program

The Board has approved a Discount Management Policy (the “Policy”) which authorizes management to make open market purchases in an aggregate amount up to 10% of the Fund’s outstanding shares when the Fund’s shares trade at a discount of more than 9% of net asset value and management reasonably believes that such repurchases may enhance stockholder value. Any repurchases will be disclosed in the Fund’s stockholder reports for the relevant fiscal periods and updated in the Fund’s monthly reports when repurchases are made. For the year ended August 31, 2016, the Fund did not make any purchases under the Policy.

The Board regularly reviews the effectiveness of the Policy and in consultation with stockholders considers other actions that, in its judgment, may be effective in addressing the discount.

7. Federal Tax Information

As of August 31, 2016, the tax components of accumulated net earnings (losses) were $30,151,786 of Unrealized Appreciation and $11,303,412 of short term capital loss carryovers which don’t expire.

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales. At August 31, 2016, the aggregate cost basis of the Fund’s investment securities for income tax purposes was $130,047,955. Net unrealized appreciation of the Fund’s investment securities was $30,159,707 of which $30,562,507 related to appreciated investment securities and $402,800 related to depreciated investment securities.

Report of Independent Registered Public Accounting Firm

To the Shareholders and
The Board of Directors of
The Taiwan Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Taiwan Fund, Inc. (the “Fund”), as of August 31, 2016 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers or through alternative procedures where replies from brokers were unable to be obtained. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Taiwan Fund, Inc. as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 19, 2016

Other Information (unaudited)

The Annual Meeting of Stockholders was held on April 19, 2016 in New York. The voting results for each of the two proposals considered at the Annual Meeting of Stockholders are as follows:

Election of Directors. The stockholders of the Fund elected Michael F. Holland, Anthony Kai Yiu Lo, William C. Kirby and Shelley E. Rigger to the Board of Directors to serve for a one year term expiring on the date of which the annual meeting of stockholders is held in 2017 or until their successors are elected and qualified. The stockholders of the Fund did not re-elect Joe O. Rogers and Chih T. Cheung to serve on the Board of Directors.

Director	Votes Cast for	Votes Withheld
Joe O. Rogers	2,107,853	5,130,425
Michael F. Holland	3,981,121	3,257,157
William C. Kirby	7,087,280	150,998
Anthony Kai Yiu Lo	6,981,975	256,303
Chih T. Cheung	2,085,021	5,153,257
Shelley E. Rigger	5,099,553	2,138,725

Stockholder Proposal to Amend the Fund’s By-Laws. The stockholders of the Fund rejected the stockholder proposal to amend the Fund’s by-laws.

For	Against	Abstain	Non-votes
2,322,447	4,200,851	8,561	706,419

Federal Tax Information. The Fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its stockholders. For the year ended August 31, 2016, the total amount of foreign taxes paid that was passed through to its stockholders for information reporting purposes was $877,791 (representing taxes withheld plus taxes on stock dividends).

Other Information (unaudited) (continued)

Privacy Policy

Privacy Notice

The Taiwan Fund, Inc. collects non-public personal information about its stockholders from the following sources:

☐ Information it receives from stockholders on applications or other forms;

☐ Information about stockholder transactions with the Fund, its affiliates, or others; and

☐ Information it receives from a consumer reporting agency.

The Fund’s policy is to not disclose nonpublic personal information about its stockholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its stockholders to those agents of the Fund who need to know that information to provide products or services to stockholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard its stockholders’ nonpublic personal information.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-877-864-5056; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment adviser voted these proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the same number or by accessing the Commission’s website.

Quarterly Portfolio of Investments

The Fund files with the Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Form N-Q’s are available on the Commission’s website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-877-864-5056.

Other Information (unaudited) (continued)

Certifications

The Fund’s chief executive officer has certified to the New York Stock Exchange that, as of May 19, 2016, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Securities and Exchange Commission, for the period of this report.

Board Deliberations Regarding Approval of the Investment Advisory Agreement

General Background

On July 13, 2016 (the “Meeting”), the Board of Directors, all of whom are Independent Directors, voted to approve the Investment Advisory Agreement between The Taiwan Fund, Inc. (the “Fund”) and JFIMI (the “Advisory Agreement”). The Board considered the following among other things in making its determination: an organization overview and biographies of those personnel providing services to the Fund; a profitability analysis; JFIMI’s Form ADV; performance and fee comparison data; as well a copy of the Advisory Agreement.

Approval Process

In evaluating the Advisory Agreement, the Directors drew on the materials provided to them by JFIMI. In deciding whether to approve the Advisory Agreement, the Directors considered various factors, including (i) the nature, extent and quality of the services to be provided by JFIMI under the Advisory Agreement, (ii) the investment performance of the Fund, (iii) the costs to JFIMI of its services and the profits to be realized by JFIMI, from its relationship with the Fund, and (iv) the extent to which economies of scale would be realized, if any, as the Fund grows and whether the fee levels in the Advisory Agreement would reflect these economies of scale.

Nature, Extent and Quality of the Services provided by the Adviser. In considering the nature, extent and quality of the services to be provided by JFIMI, the Directors relied on their prior experience as Directors of the Fund as well as on the materials provided for or at the Meeting. They noted that under the Advisory Agreement JFIMI is responsible for managing the Fund’s investments in accordance with the Fund’s investment objective and policies; applicable legal and regulatory requirements; and the instructions of the Board; for providing necessary and appropriate reports and information to the Directors; for maintaining all necessary books and records pertaining to the Fund’s transactions in investments; and for furnishing the Fund with the assistance, cooperation, and information necessary for the Fund to meet various legal requirements regarding registration and reporting. They noted that the investment objective of the Fund is to seek long-term capital appreciation through investment primarily in equity securities listed on the Taiwan Stock Exchange. They also noted the experience and expertise of JFIMI as appropriate as an adviser to the Fund.

The Directors reviewed the background and experience of JFIMI’s senior management, including those individuals responsible for the investment and compliance operations with respect to the Fund’s investments, and the responsibilities of the investment and compliance personnel with respect to the Fund. They also considered the resources, operational structures and practices JFIMI has in managing the Fund’s portfolio, in monitoring and securing the Fund’s compliance

Other Information (unaudited) (continued)

with its investment objective and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided and their general knowledge of the business of JFIMI, the Directors took into account the fact that JFIMI’s experience, resources and strength in these areas are deep, extensive and of high quality. On the basis of this review, the Directors determined that the nature and extent of the services provided by JFIMI to the Fund were appropriate, had been of high quality, and could be expected to remain so.

Performance, Fees and Expenses of the Fund. Drawing upon information provided at or prior to the Meeting and upon reports provided to the Directors by JFIMI throughout the preceding year, the Directors concluded that the performance of the Fund was satisfactory. Based on the Meeting Materials and other information the Directors concluded JFIMI was taking appropriate steps to meet the Fund’s investment objective.

In order to better evaluate the Fund’s management fee, the Directors had requested comparative information with respect to fees paid by similar public funds. The Directors found that, because of the distinctive nature of the Fund, the expense group of similar funds was limited; the total number of comparable funds, which included the Fund, were eight unleveraged, closed-end emerging markets funds. The Directors also reviewed the expense universe of comparable funds, which included the Fund, and totaled 20 unleveraged, closed-end emerging markets funds. The Directors noted that while the Fund’s total expense ratio was higher than the average of the comparable funds’ total expense ratio, the Directors concluded that the limited data available provided some indirect confirmation of the reasonableness of JFIMI’s fees.

The Directors considered the anticipated profitability of the management arrangement with the Fund to JFIMI. The Directors had been provided with data on the Fund’s profitability to JFIMI. They first discussed with representatives of JFIMI the methodologies used in computing the costs that formed the basis of the profitability calculations. Concluding that these methodologies were acceptable, they turned to the data provided. After discussion and analysis, they concluded that, to the extent that JFIMI’s relationship with the Fund is expected to be profitable, the profitability was in no case such as to render the management fee excessive. The Directors also discussed whether the compensation of JFIMI personnel was at an appropriate level to retain and motivate employees.

Other Benefits of the Relationship. In considering whether JFIMI would benefit in other ways from its relationship with the Fund, the Directors noted that, other than the management fees for the Fund’s investments, there were no other investment management, brokerage or other fees receivable by JFIMI or its affiliates from the Fund. The Directors concluded that, to the extent that JFIMI might derive other benefits from its relationship with the Fund, those benefits are not so significant as to render the Adviser’s fees excessive.

Economies of Scale. On the basis of their discussions with management and their analysis of information provided at the Meeting, the Directors determined that the nature of the Fund and its operations is such that JFIMI is not likely to realize economies of scale in the management of the Fund. JFIMI stated that they were not likely to realize economies of scale in the management of the Fund because it does not manage other segregated mandate portfolios similar to the Fund. The Board also noted that the Fund will benefit from the breakpoint included in the fee structure with JFIMI to the extent that the Fund’s assets increase.

Other Information (unaudited) (continued)

Resources of the Investment Adviser. The Board considered whether JFIMI is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, noting that JFIMI appears to have the financial resources necessary to fulfill its obligations under the Advisory Agreement. The Board also noted that JFIMI appears to have a comprehensive and robust compliance program.

General Conclusions. After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its stockholders to approve the Advisory Agreement. They reasoned that, considered by themselves, the nature and extent of the services provided by JFIMI were appropriate, that the performance of the Fund had been satisfactory, and that JFIMI could be expected to provide services of high quality. As to JFIMI’s fees for the Fund, the Directors determined that the fees, considered in relation to the services provided, were fair and reasonable, that the Fund’s relationship with JFIMI was not so profitable as to render the fees excessive and that any additional benefits to JFIMI were not of a magnitude materially to affect the Directors’ deliberations. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above.

Summary of Dividend Reinvestment and Cash Purchase Plan

What is the Dividend Reinvestment and Cash Purchase Plan?

The Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers stockholders of the Fund, a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to stockholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. Computershare Trust Company, N.A. (the “Plan Administrator”), acts as Plan Administrator for stockholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Administrator.

Who Can Participate in the Plan?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

What Does the Plan Offer?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

Reinvestment of dividends and capital gains distributions

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Administrator on the open market. You will be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases.

If a distribution is declared which is payable in shares or cash at the option of the stockholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) stockholders, reinvestment will be made net of applicable withholding tax.

The Plan will not operate if a distribution is declared in shares only, subject to an election by the stockholders to receive cash.

Summary of Dividend Reinvestment and Cash Purchase Plan (continued)

Voluntary cash purchase option

Plan participants have the option of making investments in Fund shares through the Plan Administrator. You may invest any amount from $100 to $3,000 semi-annually. The Plan Administrator will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Administrator. Checks in U.S. dollars and drawn in U.S. banks should be made payable to “Computershare”. The Plan Administrator will not accept cash, traveler’s checks, money orders, or third party checks. We suggest you send your check, along with a completed transaction form which is attached to each statement you receive, to the following address to be received at least two business days before the investment date:

Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43078, Providence, RI 02940-3078. The Plan Administrator will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

If your check is returned unpaid for any reason, the Plan Administrator will consider the request for investment of such funds null and void, and shall immediately remove these shares from your account. The Plan Administrator shall be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale are insufficient to satisfy the balance of any uncollected amounts, the Plan Administrator shall be entitled to sell such additional shares from your account as may be necessary to satisfy the uncollected balance.

Is There a Cost to Participate?

For purchases from the reinvestment of dividends and capital gains distributions, you will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Administrator on the open market. You will also be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of dividends and capital gains distributions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Administrator will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant. The Plan Administrator’s transaction fees for handling capital gains distributions or income dividends will be paid by the Fund.

For purchases from voluntary cash payments, participants are charged a service fee (currently $0.75 per investment) and a per fee (currently $0.05) for each voluntary cash investment. Per share fees include any brokerage commissions the Plan Administrator is required to pay.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

Summary of Dividend Reinvestment and Cash Purchase Plan (continued)

What Are the Tax Implications for Participants?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions. For further information as to the tax consequences of participating in the Plan, you should consult with your tax advisors.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

Once Enrolled in the Plan, May I Withdraw From It?

You may withdraw from the Plan without penalty at any time by calling the Plan Administrator at 1-800-426-5523, by accessing your Plan account at the Plan Administrator’s web site, www.computershare.com/investor or by written notice to the Plan Administrator.

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, and a check for any fractional share (valued at the market value of the shares at the time of withdrawal or termination) less any applicable fees. You may also request that the Plan Administrator sell your shares and send you the proceeds, less a transaction fee of $2.50 and a per share fee of $0.15 for any request for withdrawal or termination. The per share fee includes any brokerage commissions the Plan Administrator is required to pay. Alternatively, you may also request that the Plan Administrator move your whole shares to the Direct Management System, which would allow you to maintain ownership of those whole shares in book entry form on the records of the Fund.

All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form. In addition, all sale requests within thirty (30) days of an address change are expected to be submitted in written form.

Summary of Dividend Reinvestment and Cash Purchase Plan (concluded)

Whom Should I Contact for Additional Information?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43078, Providence, RI 02940-3078, by telephone at 1-800-426-5523 or through the Internet at www.computershare.com/investor. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Administrator may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

Directors and Officers (unaudited)

The following table sets forth certain information concerning each of the directors and officers of the Fund.

Directors serve from the time of election and qualifications at the Fund’s annual meeting of stockholders until their next succeeding election or until their respective successors have been elected and qualified. All Officers serve for one year or until their respective successors are chosen and qualified.

Name, Address and (Age)	Present Office with the Fund	Since	Principal Occupation or Employment During Past Five Years	Directorships in Publicly-Held Companies (Directors Only)
Directors Considered Independent Persons
Joe O. Rogers, Ph.D. (67) 2477 Foxwood Drive Chapel Hill, NC 27514	Chairman of the Board (since January 2012) and Director	1986	President, Rogers International LLC (2010 to present); Visiting Professor, Fudan University School of Management (2010-11).	Chairman of the Board, Director and Member of the Audit Committee, The China Fund, Inc. (1992-present).
Anthony Kai Yiu Lo (67) 2/F Hong Villa 12 Bowen Street Hong Kong	Director	2003	Chairman, Shanghai-Century Capital Ltd. (January 2009-present).	None.
Michael F. Holland (72) 375 Park Avenue, Suite 2607 New York, New York 10152	Director	2007	Chairman, Holland & Company LLC (1995-present).

Director, The Holland Balanced Fund, Inc., The China Fund, Inc., Reaves Utility Income Fund and Blackstone/GSO Loan Funds; Trustee and Co-Chairman, State Street Master Funds; State Street Institutional Investment Trust and Trustee SSgA Funds.

Directors and Officers (unaudited) (continued)

Name, Address and (Age)	Present Office with the Fund	Since	Principal Occupation or Employment During Past Five Years	Directorships in Publicly-Held Companies (Directors Only)
Directors Considered Independent Persons — (continued)
William C. Kirby (66) Morgan Hall 167 Harvard Business School Boston, MA 02163	Director	2013

T.M. Chang Professor of China Studies (2006-present); Spangler Family Professor of Business Administration (2006-present); Chairman, Harvard China Fund (2006-present); Harvard University Distinguished Service Professor (2006-present); Director, John K. Fairbank Center for Chinese Studies, Harvard University (2006-2014).

				Director, The China Fund, Inc., Cabot Corporation.
Shelley E. Rigger (54) Davidson College Box 7018 Davidson, NC 28035-7018	Director	2016	Brown Professor of East Asian Politics, Davidson College (1993-present).	None.

Directors and Officers (unaudited) (continued)

Name, Address and (Age)	Present Office with the Fund	Since	Principal Occupation or Employment During Past Five Years	Directorships in Publicly-Held Companies (Directors Only)
Officers
Simon J. Crinage (51) J.P. Morgan Asset Management 60 Victoria Embankment London, EC4Y 0JP	President	2014	Managing Director, J.P. Morgan Asset Management	Director of JPMorgan China Region Fund, Inc., Director of the Association of Investment Companies Limited and JF International Management, Inc.
Patrick J. Keniston (52) Foreside Compliance Services, LLC. Three Canal Plaza, Suite 100 Portland, ME 04101	Chief Compliance Officer	2015	Director of Foreside Compliance Services LLC, (October 2008-present); Counsel, Citi Fund Services (March 2005-October 2008).
Brian F. Link (43) State Street Bank and Trust Company 100 Summer Street SUM 0703 Boston, MA 02111	Secretary	2014	Vice President and Managing Counsel, State Street Bank and Trust Company (2004-present)
William C. Cox (50) Foreside Financial Group, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Treasurer	2013	Fund Principal Financial Officer, Foreside Financial Group, LLC. (2013-Present); Vice President, State Street Corporation (1997-2012).

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UNITED STATES ADDRESS

The Taiwan Fund, Inc.
c/o State Street Bank and Trust Company
One Lincoln Street
P.O. Box 5049
Boston, MA
1-877-864-5056
www.thetaiwanfund.com

INVESTMENT ADVISER

JF International Management Inc.
21st Floor, Chater House
8 Connaught Road Central
Hong Kong

DIRECTORS AND OFFICERS

Joe O. Rogers, Chairman of the Board and the Share Repurchase Program Committee, Member, Audit Committee, Valuation Committee, Nominating Committee and Independent Director

Michael F. Holland, Chairman, Valuation Committee, Member, Audit Committee, Share Repurchase Program Committee, Nominating Committee and Independent Director

Anthony Kai Yiu Lo, Chairman, Audit Committee, Member, Share Repurchase Program Committee, Nominating Committee, Valuation Committee and Independent Director

William C. Kirby, Chairman, Nominating Committee, Member, Audit Committee, Share Repurchase Program Committee, Valuation Committee and Independent Director

Shelley E. Rigger, Member, Audit Committee, Share Repurchase Program Committee, Valuation Committee, Nominating Committee and Independent Director

Simon J. Crinage, President

William C. Cox, Treasurer

Patrick J. Keniston, Chief Compliance Officer

Brian F. Link, Secretary

ADMINISTRATOR AND ACCOUNTING AGENT

State Street Bank and Trust Company
Boston, MA

CUSTODIAN

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

Computershare Trust Company, N.A.
Canton, MA

LEGAL COUNSEL

Clifford Chance US LLP
New York, NY

Lee and Li
Taipei, Taiwan

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
Philadelphia, PA

STOCKHOLDER AGENT

AST Fund Solutions, LLC
New York, NY

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

Item 2. Code of Ethics.

(a)	The Taiwan Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer.

(b)	No information needs to be disclosed pursuant to this paragraph.

(c)	There have been no amendments to the Fund’s Code of Ethics during the reporting period for Form N-CSR.

(d)	There have been no waivers granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Fund’s Code of Ethics is attached as exhibit 12(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)	(1)	The Board of Directors of the “Fund” has determined that the Fund has one member serving on the Fund’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

(2)	The name of the audit committee financial expert is Michael F. Holland. Mr. Holland has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal years ended August 31, 2016, and August 31, 2015, Tait, Weller & Baker LLP (“Tait Weller”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of US$53,000 and US$52,500, respectively, for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to stockholders.

(b)	Audit-Related Fees

For the fiscal years ended August 31, 2016, and August 31, 2015, Tait Weller billed the Fund aggregate fees of US$7,100 and US$7,000, respectively, for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above. Audit-Related Fees represent procedures applied to the semi-annual financial statement amounts (reading the semi-annual report and valuation and existence procedures on investments) as requested by the registrant's audit committee.

(c)	Tax Fees

For the fiscal years ended August 31, 2016, and August 31, 2015, Tait Weller billed the Fund aggregate fees of US$13,200 and US$13,200, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

(d)	All Other Fees

For the fiscal years ended August 31, 2016, and August 31, 2015, Tait Weller did not bill the Fund any fees for products and services other than those disclosed above.

(e)        The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non‑audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the “1934 Act”). All of the audit and tax services described above for which Tait Weller billed the Fund for the fiscal years ended August 31, 2016, and August 31, 2015, were pre-approved by the Audit Committee.

For the fiscal years ended August 31, 2016, and August 31, 2015, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by Tait Weller.

(f)	Not applicable.

(g)        For the fiscal years ended August 31, 2016, and August 31, 2015, Tait Weller did not bill the Fund any non-audit fees. For the fiscal years ended August 31, 2016, and August 31, 2015, Tait Weller did not provide any services to JF International Management Inc. (“JFIMI” or the “Investment Adviser”).

(h)        Tait Weller notified the Fund’s Audit Committee of all non-audit services that were rendered by Tait Weller to the Fund’s Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining Tait Weller’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)        The Fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Fund’s audit committee are Anthony K.Y. Lo, Michael F. Holland, William C. Kirby and Shelley E. Rigger.

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

The registrant has delegated to its investment adviser the voting of proxies relating to the registrant's portfolio securities. The policies and procedures used by the investment adviser to determine how to vote proxies relating to the registrant's portfolio securities, including the procedures used when a vote presents a conflict of interest involving the investment adviser or any of its affiliates, are contained in the investment adviser's Proxy Voting Guidelines, which are attached hereto as Exhibit 12(a)(4).

Item 8. Portfolio Managers of Closed-End Management Investment Company.

(a)(1) As of November 4, 2016, the portfolio manager of the registrant is:

Shumin Huang
Fund Portfolio manager

Investment experience:

Ms. Huang joined JP Morgan Asset Management (“JPMAM”), the brand name of the global group of asset management companies belonging to JP Morgan Chase & Co., which includes JFIMI, in 2006. Prior to her appointment, Ms. Huang worked as a managing director of the Global Investment Research team of Goldman Sachs from 1997.

(a)(2)

Conflicts of Interest:

Responsibility for managing the client portfolios of the Investment Adviser and the Investment Adviser's participating affiliates is organized according to the mandates of each account. The portfolio manager does not manage other accounts with similar objectives, approach and philosophy to the Fund.

Compensation:

JPMAM’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link their performance to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Investment Adviser’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios that he or she manages. Individual contribution relative to client goals carries the highest impact. The compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating the portfolio manager's performance with respect to the mutual funds (including the Fund) he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as the annual performance bonus and comprise from 0% to 35% of each portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases.

Ownership of Securities: The following table sets forth, the portfolio manager and the aggregate dollar range of the registrant’s equity securities beneficially owned as of August 31, 2016.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Shumin Huang	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six month period ended August 31, 2016, the Fund did not purchase any of its equity securities.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)        The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)        There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics is attached hereto in response to Item 2(f).

(a)	(2)	The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)	(3)	Not applicable.

(a)	(4)	Proxy voting policies and procedures of the Fund’s investment adviser are attached hereto in response to Item 7.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TAIWAN FUND, INC.

By:	/s/ Simon Crinage
Simon Crinage
President of The Taiwan Fund, Inc.

Date:	November 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Simon Crinage
Simon Crinage
President of The Taiwan Fund, Inc.

Date:	November 4, 2016

By:	/s/ William Cox
William Cox
Treasurer of The Taiwan Fund, Inc.

Date:	November 4, 2016